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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ___________________________________

                                  FORM 8-K
                     ___________________________________


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                     ___________________________________

                              FEBRUARY 7, 2005
              date of Report (Date of Earliest Event Reported)
                    ___________________________________


                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification
  incorporation or                                        No.)
   organization)

       701 MOUNT LUCAS ROAD                       08540
       PRINCETON, NEW JERSEY                   (Zip Code)

  (Address of principal executive
             offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

          On February 1, Goldman Sachs Hedge Fund Partners, LLC ("HFP" or the "Fund"), completed a private placement of 546,895.4105 newly-issued Class A Series 10 units (the "Units") of limited liability company interests to several qualified investors. The units were sold at $100.00 per Unit. The private placement resulted in proceeds of $54,689,541.05. The sale was not subject to any underwriting discount or commission.

          The Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

          Date:  February 7, 2005


                                  GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                   (Registrant)

                                  By:  Goldman Sachs Hedge Fund Strategies LLC
                                       Managing Member

                                 By:   /s/ Tobin V. Levy
                                       ----------------------------------------
                                       Tobin V. Levy
                                       Managing Director and Chief Financial
                                       Officer